DEAN WITTER LIMITED TERM MUNICIPAL TRUST Two World Trade Center,
New York, New York 10048
LETTER TO THE SHAREHOLDERS March 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Dean Witter Limited Term Municipal Trust for the fiscal year ended March 31, 1998.

Since our interim report six months ago, the securities markets have been influenced by the Asian financial crisis and its potential impact on the U.S. economy. Foreign currency turmoil strengthened the value of the U.S. dollar and created a "flight to quality" demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries, with yields declining to a range last seen 20 years ago. Domestic employment conditions strengthened as unemployment fell to its lowest level since 1973. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades. Inflation remained subdued despite the economy's strength.

MUNICIPAL MARKET CONDITIONS

Intermediate-term municipal bond yields, as measured by 10-year double "A"-rated general obligation bonds, declined 30 basis points from 4.85 percent in August 1997 to 4.55 percent at the end of March 1998. As usually happens when yields change, the municipal rally lagged the rally in Treasuries. The ratio of 10-year double "A"-rated general obligation bond yields to 10-year U.S. Treasury yields improved from a relatively rich 76 percent in August to a more attractive 81 percent in March. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive.

Dean Witter Limited Term Municipal Trust
Letter To The Shareholders March 31, 1998, continued

PERFORMANCE

Dean Witter Limited Term Municipal Trust's total return for the fiscal year ended March 31, 1998, was 7.70 percent. Tax-free dividends totaling $0.40 per share were paid during the period. The Fund's net asset value increased from $9.91 to $10.26 per share.

The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Fund since inception (July 12, 1993) versus the performance of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Analytical Services, Inc. Intermediate Municipal Debt Funds Index.

PORTFOLIO STRUCTURE
As of March 31, 1998, intermediate-term municipal bonds represented 88 percent of the Fund's net assets. The Fund's short-term investment position increased from 8 percent to 10 percent of net assets during the fiscal year. The portfolio was diversified among 13 specific municipal sectors and 36 separate issuers. The portfolio's average maturity was 5.3 years and its duration was 4.9 years. Bonds subject to the alternative minimum tax (AMT) accounted for 18 percent of net assets. The portfolio maintained high quality with more than half of the bonds rated double or triple "A", as measured by Standard & Poor's Corp. or Moody's Investors Service, Inc. At the end of March, the Fund's net assets were in excess of $57 million.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                              GROWTH OF $10,000
                               ($ in Thousands)

DATE                  TOTAL             LEHMAN (3)          LIPPER (4)
July 12, 1993        $10,000             $10,000             $10,000
March 31, 1994       $ 9,891             $ 9,928             $10,011
March 31, 1995       $10,287             $10,674             $10,550
March 31, 1996       $11,153             $11,621             $11,280
March 31, 1997       $11,560             $12,227             $11,751
March 31, 1998       $12,450(2)          $13,496             $12,705

                         Average Annual Total Returns
                         1 year         Life of Fund
                        7.70 (1)           4.76 (1)

Past Performance is not predictive of future returns.
----------------------------------------------------

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2) Closing value assuming a complete redemption on March 31, 1998.

(3) The Lehman Brothers 10-Year Municipal Bond Index measures the performance of municipal bonds rated at least Baa+ by Moody's Investors Service, Inc. with maturities ranging between 9 and 12 years. The perfomance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Intermediate Muni Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Muni Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

Dean Witter Limited Term Municipal Trust
Letter To The Shareholders March 31, 1998, continued

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

CREDIT RATINGS as of                    MARCH 31, 1998
(% of Total Long-Term Portfolio)
-------------------------------------------------------


  Aaa/AAA                                    28%
   Aa/AA                                     29%
    A/A                                      33%
  Baa/BBB                                     6%
    N/R                                       4%

     As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp. Portfolio structure is subject to change.


LARGEST SECTORS as of                MARCH 31, 1998
(% of Net Assets)
--------------------------------------------------


General Obligation                        9%
Education                                11%
Electric                                  5%
Hospital                                  9%
IDR/PCR*                                  5%
Mortgage                                  7%
Public Facilities                         --
Nursing & Health                          --
Resource Recovery                         --
Retirement & Life Care                    --
Transportation                           11%
Water & Sewer                             9%
Tax Allocation                            --
Refunded                                  --
All Other                                27%
Student Loan                              7%
Total                                   100%

*    Industrial Developement/Pollution Control Revenue.
     Portfolio structure is subject to change.


LOOKING AHEAD

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in the Far East have strengthened the U.S. dollar and led to lower interest rates. The Asian financial crisis seems likely to moderate U.S. economic growth and inflationary pressures. While this outlook is favorable for municipal bonds, it is possible that the Federal Reserve Board may tighten monetary policy if cost pressures mount.

We appreciate your ongoing support of Dean Witter Limited Term Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (88.3%)
            General Obligation (8.9%)
   $1,000   Wilmington, Delaware, Refg Ser 1993 B (FGIC) ....................  4.60 %  07/01/04    $1,018,970
    1,000   Honolulu, Hawaii, Refg Ser 1993 B ...............................  5.00    10/01/03     1,034,950
    1,000   Rosemont, Illinois, Ser 1993 B ..................................  5.30    12/01/04     1,052,040
    1,000   Massachusetts, Refg Ser 1993 C ..................................  4.80    08/01/03     1,025,470
    1,000   Massillon City School District, Ohio, Refg Ser 1994 (AMBAC) .....  4.70    12/01/05     1,021,900
-----------                                                                                      -------------
    5,000                                                                                           5,153,330
-----------                                                                                      -------------
            Educational Facilities Revenue (10.8%)
    1,000   University of Delaware, Ser 1993 ................................  4.90    11/01/02     1,030,980
    1,000   Massachusetts Health & Educational Facilities Authority, Boston
             College Ser K ..................................................  4.80    06/01/04     1,027,870
    2,000   University of Minnesota, Ser 1993 A .............................  4.80    08/15/03     2,051,220
    2,000   New York State Dormitory Authority, State University Ser 1993 B .  5.25    05/15/05     2,089,200
-----------                                                                                      -------------
    6,000                                                                                           6,199,270
-----------                                                                                      -------------
            Electric Revenue (5.3%)
    1,000   Salt River Project Agricultural Improvement & Power District,
             Arizona, Refg Ser 1993 B .......................................  4.75    01/01/03     1,025,570
    2,000   San Antonio, Texas, Electric & Gas Refg Ser 1994 ................  4.70    02/01/05     2,033,780
-----------                                                                                      -------------
    3,000                                                                                           3,059,350
-----------                                                                                      -------------
            Hospital Revenue (8.9%)
    1,000   California Statewide Communities Development Authority,
             Cedars-Sinai Medical Center Ser 1993 ...........................  4.70    11/01/03     1,019,630
    1,000   Michigan Hospital Finance Authority, McLaren Obligated Group Ser
             1993 A .........................................................  5.00    10/15/04     1,027,460
    1,000   Murray, Utah, IHC Hospitals Inc Refg Ser 1993 (AMBAC) ...........  5.00    05/15/04     1,038,370
    1,000   Fairfax County Industrial Development Authority, Virginia, Inova
             Health System Foundation Refg Ser 1993 A .......................  4.70    08/15/04     1,021,480
    1,000   Wisconsin Health & Educational Facilities Authority, Hospital
             Sisters Services Ser 1993 (MBIA) ...............................  5.00    06/01/03     1,030,200
-----------                                                                                      -------------
    5,000                                                                                           5,137,140
-----------                                                                                      -------------
            Industrial Development/Pollution Control Revenue (5.4%)
    1,000   Massachusetts Industrial Finance Agency, Eastern Edison Co Refg
             Ser 1993 .......................................................  5.875   08/01/08     1,036,020
    2,000   Greenwood, Wisconsin, Land O'Lakes Inc (AMT) ....................  5.50    09/01/03     2,046,800
-----------                                                                                      -------------
    3,000                                                                                           3,082,820
-----------                                                                                      -------------
            Mortgage Revenue - Multi-Family (3.8%)
    2,130   Wisconsin Housing & Economic Development Authority, Ser 1993 B
             (AMT) ..........................................................  5.10    11/01/03     2,171,109
-----------                                                                                      -------------
            Mortgage Revenue - Single Family (3.6%)
    2,000   Connecticut Housing Finance Authority, 1993 Subser F-1 ..........  4.90    05/15/04     2,042,940
-----------                                                                                      -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       4

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (4.4%)
   $1,000   Regional Convention & Sports Complex Authority, Missouri, Refg
             Ser A 1993 .....................................................  4.75 %  08/15/04    $1,016,440
    1,500   Ohio Building Authority, Correctional Refg 1994 Ser A ...........  4.65    10/01/04     1,530,345
-----------                                                                                      -------------
    2,500                                                                                           2,546,785
-----------                                                                                      -------------
            Resource Recovery Revenue (3.6%)
    2,000   Northeast Maryland Waste Disposal Authority, Montgomery County
             Ser 1993 A (AMT) ...............................................  5.50    07/01/01     2,071,920
-----------                                                                                      -------------
            Student Loan Revenue (7.1%)
    2,000   Montana Higher Education Student Assistance Corporation, Senior
             Ser 1993 B (AMT) ...............................................  5.10    12/01/01     2,042,740
    2,000   South Carolina Education Assistance Authority, Ser 1993 A-1
             (AMT) ..........................................................  5.00    09/01/03     2,033,100
-----------                                                                                      -------------
    4,000                                                                                           4,075,840
-----------                                                                                      -------------
            Tax Allocation (3.3%)
    1,835   Pleasanton Joint Powers Financing Authority, California,
-----------  Reassessment Ser 1993 A ........................................  5.60    09/02/00     1,891,738
                                                                                                 -------------
            Transportation Facilities Revenue (10.7%)
    1,000   Delaware River & Bay Authority, Delaware & New Jersey, Ser
             1993+ ..........................................................  4.50    01/01/04     1,011,050
    2,000   Washington Metropolitan Area Transit Authority, District of
             Columbia, Maryland and Virginia, Refg Ser 1993 (FGIC)++ ........  4.90    01/01/05     2,060,080
    1,000   Chicago, Illinois, Chicago-O'Hare Int'l Airport Refg Ser 1993 A .  4.80    01/01/05     1,014,900
    2,000   Harris County, Texas, Toll Road Refg Ser 1994 (AMBAC) ...........  4.85    08/15/05     2,059,860
-----------                                                                                      -------------
    6,000                                                                                           6,145,890
-----------                                                                                      -------------
            Water & Sewer Revenue (8.9%)
    1,000   Atlanta, Georgia, Water & Sewer Ser 1993 ........................  4.50    01/01/04     1,011,050
    1,000   Massachusetts Water Resources Authority, Ser 1993 C .............  5.25    12/01/06     1,052,540
    1,000   New York City Municipal Water Finance Authority, New York, Ser
             1994 B .........................................................  5.125   06/15/04     1,040,030
    1,000   Pittsburgh Water & Sewer Authority, Pennsylvania, Refg Ser 1993
             A (FGIC) .......................................................  4.60    09/01/03     1,015,290
    1,000   Southeastern Public Service Authority, Virginia, Regional Solid
             Waste Refg Ser 1993 A (MBIA) ...................................  4.70    07/01/04     1,022,210
-----------                                                                                      -------------
    5,000                                                                                           5,141,120
-----------                                                                                      -------------
            Other Revenue (3.6%)
    2,000   Pennsylvania Intergovernmental Cooperation Authority, Special
             Tax Ser 1993 (FGIC) ............................................  5.05    06/15/04     2,067,280
-----------                                                                                      -------------
   49,465   TOTAL TAX-EXEMPT MUNICIPAL BONDS
----------- (Identified Cost $49,260,040) .......................................................  50,786,532
                                                                                                 -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       5

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (10.3%)
    $2,200  East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1989
             (Demand 04/01/98) ..............................................  3.85*%  11/01/19    $2,200,000
       700  Royal Oak Hospital Finance Authority, Michigan, William Beaumont
             Hospital Ser 1996 J (Demand 04/01/98) ..........................  3.75*   01/01/03       700,000
     2,000  Metropolitan Nashville Airport Authority, Tennessee, American
             Airlines Inc Refg Ser 1995 A (Demand 04/01/98) .................  3.75*   10/01/12     2,000,000
     1,000  Salt Lake County, Utah, Service Station Holdings British
             Petroleum Ser 1994 B (Demand 04/01/98) .........................  3.80*   08/01/07     1,000,000
-----------                                                                                      -------------
     5,900  TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
            (Identified Cost $5,900,000) ........................................................   5,900,000
-----------                                                                                      -------------
   $55,365  TOTAL INVESTMENTS
=========== (Identified Cost $55,160,040)(a) .........................................    98.6%    56,686,532

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................     1.4        813,532
                                                                                      ---------- -------------
            NET ASSETS ...............................................................   100.0%   $57,500,064
                                                                                      ========== =============

------------
AMT       Alternative Minimum Tax.
+         Joint exemption in Delaware and New Jersey.
++        Joint exemption in District of Columbia, Maryland and Virginia.
*         Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $1,526,492.
Bond Insurance:
AMBAC     AMBAC Indemnity Corporation.
FGIC      Financial Guaranty Insurance Company.
MBIA      Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 1998, continued

          Geographic Summary of Investments
          Based on Market Value as a Percent of Net Assets
          March 31, 1998

 Arizona                 1.8%
California               5.1
Connecticut              3.6
Delaware                 5.3
District of Columbia     3.6
Georgia                  1.8
Hawaii                   1.8
Illinois                 3.6
Louisiana                3.8
Maryland                 7.2
Massachusetts            7.2%
Michigan                 3.0
Minnesota                3.6
Missouri                 1.8
Montana                  3.5
New Jersey               1.8
New York                 5.4
Ohio                     4.4
Pennsylvania             5.4
South Carolina           3.5
Tennessee                3.5%
Texas                    7.1
Utah                     3.5
Virginia                 7.1
Wisconsin                9.1
Joint Exemptions *      (8.9)
                      -------
Total                   98.6%
                      =======

  * Joint exemptions have been included in more than one geographic location.
-----------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998

 ASSETS:
Investments in securities, at value
 (identified cost $55,160,040).......................................    $56,686,532
Cash.................................................................        143,542
Receivable for:
  Interest...........................................................        652,509
  Shares of beneficial interest sold.................................        156,900
Deferred organizational expenses.....................................          7,198
Prepaid expenses and other assets....................................         22,699
                                                                      --------------
  TOTAL ASSETS.......................................................     57,669,380
                                                                      --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased..........................         51,084
  Investment management fee..........................................         25,259
  Dividends to shareholders..........................................         24,494
Accrued expenses ....................................................         68,479
                                                                      --------------
  TOTAL LIABILITIES..................................................        169,316
                                                                      --------------
  NET ASSETS.........................................................    $57,500,064
                                                                      ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital......................................................    $64,762,920
Net unrealized appreciation..........................................      1,526,492
Accumulated net realized loss........................................     (8,789,348)
                                                                      --------------
  NET ASSETS.........................................................    $57,500,064
                                                                      ==============
NET ASSET VALUE PER SHARE,
 5,605,489 shares outstanding (unlimited shares authorized of $.01
 par value)..........................................................    $     10.26
                                                                      ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended March 31, 1998

 NET INVESTMENT INCOME:
INTEREST INCOME.......................  $2,676,555
                                       ------------
EXPENSES
Investment management fee.............     281,962
Professional fees.....................      47,989
Registration fees.....................      35,244
Organizational expenses...............      33,259
Transfer agent fees and expenses .....      27,776
Shareholder reports and notices ......      17,449
Trustees' fees and expenses...........      13,430
Custodian fees........................       3,360
Other.................................       8,282
                                       ------------
  TOTAL EXPENSES......................     468,751
Less: expense offset .................      (3,353)
                                       ------------
  NET EXPENSES........................     465,398
                                       ------------
  NET INVESTMENT INCOME...............   2,211,157
                                       ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.....................       8,679
Net change in unrealized
 depreciation.........................   1,901,212
                                       ------------
  NET GAIN............................   1,909,891
                                       ------------
NET INCREASE..........................  $4,121,048
                                       ============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR     FOR THE YEAR
                                                             ENDED            ENDED
                                                        MARCH 31, 1998   MARCH 31, 1997
-----------------------------------------------------  ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................      $ 2,211,157    $  2,643,153
Net realized gain (loss)..............................            8,679        (226,959)
Net change in unrealized depreciation.................        1,901,212         (32,266)
                                                       ----------------   -------------
  NET INCREASE........................................        4,121,048       2,383,928
Dividends from net investment income..................       (2,211,157)     (2,659,597)
Net decrease from transactions in shares of
 beneficial interest..................................       (5,507,667)    (11,392,426)
                                                       ----------------   -------------
  NET DECREASE........................................       (3,597,776)    (11,668,095)
NET ASSETS:
Beginning of period...................................       61,097,840      72,765,935
                                                       ----------------   -------------
  END OF PERIOD.......................................      $57,500,064    $ 61,097,840
                                                       ================   =============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Limited Term Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity. The Fund seeks to achieve this objective by investing primarily in intermediate term, investment grade municipal securities. The Fund was organized as a Massachusetts business trust on February 25, 1993 and commenced operations on July 12, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS--Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES--Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of $141,529 which were reimbursed exclusive of $12,651 which was absorbed by the Investment Manager. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the Fund's net assets determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1998 aggregated $5,532,680.

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At March 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,871. At March 31, 1998, the Fund had an accrued pension liability of $25,014 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                    FOR THE YEAR                  FOR THE YEAR
                                        ENDED                         ENDED
                                   MARCH 31, 1998                MARCH 31, 1997
                            ----------------------------- -----------------------------
                                SHARES         AMOUNT         SHARES         AMOUNT
                            ------------- --------------  ------------- --------------
Sold                           2,295,609    $ 23,451,451     2,662,724    $ 26,485,209
Reinvestment of dividends        170,238       1,728,340       207,775       2,068,215
                            ------------- --------------  ------------- --------------
                               2,465,847      25,179,791     2,870,499      28,553,424
Repurchased                   (3,025,601)    (30,687,458)   (4,015,739)    (39,945,850)
                            ------------- --------------  ------------- --------------
Net decrease                    (559,754)   $ (5,507,667)   (1,145,240)   $(11,392,426)
                            ============= ==============  ============= ==============

5. FEDERAL INCOME TAX STATUS

During the year ended March 31, 1998, the Fund utilized approximately $9,000 of its net capital loss carryover. At March 31, 1998, the Fund had a net capital loss carryover of approximately $8,789,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through March 31 of the following years:

    AMOUNT IN THOUSANDS
--------------------------
   2003     2004     2005
--------  -------- ------
$4,621     $3,941    $227
========  ======== ======

                                      13

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                             FOR THE PERIOD
                                                   FOR THE YEAR ENDED MARCH 31,              JULY 12, 1993*
                                      ------------------------------------------------------     THROUGH
                                          1998         1997          1996          1995      MARCH 31, 1994
   ------------------------------------------------- ----------- ------------- ------------- --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.    $ 9.91       $ 9.95        $ 9.56        $ 9.61         $10.00
                                      ------------ -----------  ------------- -------------  --------------
Net investment income................      0.40         0.40          0.41          0.42           0.29
Net realized and unrealized gain
 (loss)..............................      0.35        (0.04)         0.39         (0.05)         (0.39)
                                      ------------ -----------  ------------- -------------  --------------
Total from investment operations.....      0.75         0.36          0.80          0.37          (0.10)
Less dividends from net investment
 income..............................     (0.40)       (0.40)        (0.41)        (0.42)         (0.29)
                                      ------------ -----------  ------------- -------------  --------------
Net asset value, end of period.......    $10.26       $ 9.91        $ 9.95        $ 9.56         $ 9.61
                                      ============ ===========  ============= =============  ==============
TOTAL INVESTMENT RETURN+.............      7.70%        3.65%         8.42%         4.01%         (1.11)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................      0.83%        0.88%(4)      0.87%(4)      0.76%          0.31 %(2)(3)
Net investment income................      3.92%        3.99%         4.09%         4.41%          3.92 %(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................    $57,500      $61,098      $72,766        $85,499       $170,589
Portfolio turnover rate..............      --           --            --               2%             6 %(1)

------------
*      Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were assumed/reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.75% and 3.48%, respectively.
(4)    Does not reflect the effect of expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER LIMITED TERM MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER LIMITED TERM MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Limited Term Municipal Trust (the "Fund") at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 12, 1993 (commencement of operations) through March 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 8, 1998

                      1998 FEDERAL TAX NOTICE (unaudited)

            For the year ended March 31, 1998, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Katherine H. Stromberg
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanly Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the Prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
LIMITED TERM
MUNICIPAL TRUST



ANNUAL REPORT
MARCH 31, 1998